UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/11/2010

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-49629

DE	33-0933072
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

17872 Cartwright Road, Irvine, CA 92614
(Address of principal executive offices, including zip code)

949-399-4500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders

On October 11, 2010, the Registrant held its Annual Meeting of Stockholders for its 2010 fiscal year. A total of 124,283,728 shares of the Registrant's common stock were present or represented by proxy at the meeting, representing more than 66.5% of shares outstanding as of the August 12, 2010 record date. Four proposals were submitted to the Registrant's stockholders at the Annual Meeting. Proposals 1, 2 and 3 passed. Proposal 4 did not pass. The proposals are described in detail in the Registrant's Proxy Statement for the 2010 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on August 27, 2010. The final results for the votes regarding each proposal are set forth below.

Proposal 1 - Registrant's stockholders elected two Class III directors, Alan P. Niedzwiecki and Dale L. Rasmussen, to its Board of Directors, to hold office until the 2013 annual meeting of stockholders or until his respective successor is duly elected and qualified. The votes regarding this proposal were as follows:

                                                For          Withheld       Broker Non-Votes

Alan P. Niedzwiecki       56,323,311      10,720,530       57,239,887

Dale L. Rasmussen         56,485,017      10,558,824       57,239,887

Proposal 2 - Registrant's stockholders ratified the appointment of Ernst & Young LLP as its independent registered public accounting firm for the fiscal year ending April 30, 2011. The votes regarding this proposal were as follows:

For                      Against             Abstained       Broker Non-Votes

112,207,844       11,058,886          1,016,998       0

Proposal 3 - The Registrant's stockholders authorized the Registrant's Board of Directors, in its sole and absolute discretion without further action of the stockholders, to amend the Company's Amended and Restated Certificate of Incorporation to implement a reverse stock split of the Company's common stock, $0.001par value, at a ratio of 1-for-20 at any time prior to February 28, 2011. The votes regarding this proposal were as follows:

For                   Against             Abstained       Broker Non-Votes

95,748,387       27,266,430          1,269,911       0

Proposal 4 - The Registrant's stockholders did not authorize the Board of Directors to amend the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 20,000,000 (post-split) to 40,000,000, which increase was conditioned upon and subject to stockholder approval of Proposal 3 and the Company's implementation of the reverse stock split described therein.   The votes regarding this proposal were as follows:

For                     Against             Abstained       Broker Non-Votes

90,031,970       32,811,243          1,440,515       0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.

Date: October 13, 2010	By:	/s/ W. Brian Olson
W. Brian Olson
Chief Financial Officer